Exhibit 99.(d)

NUMBER

COMMON SHARES
OF
BENEFICIAL INTEREST

PAR VALUE $.001

UNINCORPORATED STATUTORY TRUST
ORGANIZED UNDER THE LAWS
OF THE STATE OF DELAWARE	[GRAPHIC]	SHARES

CUSIP 007639 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     IN WITNESS WHEREOF, THE TRUST HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

COMMON SHARES

DATED:

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT
AND REGISTRAR

BY

/s/	/s/ Rodd Baxter	/s/ Tracy V. Maitland
AUTHORIZED OFFICER	SECRETARY	PRESIDENT

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT —	as tenants by the entireties	(Cust)	(Minor)
JT TEN —	as joint tenants with right of
	survivorship and not as tenants in common	under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                             shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                             Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
X

X
Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.